                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ John H. Bryan
                                          -------------------------------------
                                          John H. Bryan

Dated: December 3, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Michael E. Murphy
                                          -------------------------------------
                                          Michael E. Murphy

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Donald J. Franceschini
                                          -------------------------------------
                                          Donald J. Franceschini

Dated: December 2, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ C. Steven McMillan
                                          -------------------------------------
                                          C. Steven McMillan

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Judith A. Sprieser
                                          -------------------------------------
                                          Judith A. Sprieser

Dated: December 10, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Wayne R. Szypulski
                                          -------------------------------------
                                          Wayne R. Szypulski

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Paul A. Allaire
                                          -------------------------------------
                                          Paul A. Allaire

Dated: December 3, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Frans H.J.J. Andriessen
                                          -------------------------------------
                                          Frans H.J.J. Andriessen

Dated: December 4, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Duane L. Burnham
                                          -------------------------------------
                                          Duane L. Burnham

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Charles W. Coker
                                          -------------------------------------
                                          Charles W. Coker

Dated: December 2, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Willie D. Davis
                                          -------------------------------------
                                          Willie D. Davis

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Allen F. Jacobson
                                          -------------------------------------
                                          Allen F. Jacobson

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ James L. Ketelsen
                                          -------------------------------------
                                          James L. Ketelsen

Dated: December 5, 1996

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Hans B. van Liemt
                                          -------------------------------------
                                          Hans B. van Liemt

Dated: December 1, 1996

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Joan D. Manley
                                          -------------------------------------
                                          Joan D. Manley

Dated: December 5, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Sir Arvi Parbo A.C.
                                          -------------------------------------
                                          Sir Arvi Parbo A.C.

Dated: December 3, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Rozanne L. Ridgway
                                          -------------------------------------
                                          Rozanne L. Ridgway

Dated: December 2, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet Langford Kelly and Kathleen M. Cronin, each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Richard L. Thomas
                                          -------------------------------------
                                          Richard L. Thomas

Dated: December 3, 1996